THIRD AMENDMENT TO FORBEARANCE AGREEMENT

THIRD AMENDMENT TO FORBEARANCE AGREEMENT, dated as of March 30, 2010 (the “Amendment”), with respect to the Term Loan and Security Agreement dated as of November 19, 2008 by and among CAPITAL GROWTH SYSTEMS, INC., d/b/a Global Capacity, a Florida corporation (“Parent”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“GCG”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”), CAPITAL GROWTH ACQUISITION, INC., a Delaware corporation (“CG Acquisition”), FNS 2007, INC., a Delaware corporation (“FNS”), GLOBAL CAPACITY DIRECT, LLC f/k/a VANCO DIRECT USA, LLC, a Delaware limited liability company (“GCD”), and MAGENTA NETLOGIC LIMITED, a company incorporated under the laws of England and Wales (“Magenta”; Parent, GCG, Centrepath, 20/20 Inc., 20/20 LLC, Nexvu, CG Acquisition, FNS, GCD and Magenta each referred to herein individually as a “Borrower” and collectively as the “Borrowers”), ACF CGS, L.L.C., a Delaware limited liability company, as administrative agent (the “Agent”), and the lenders party thereto from time to time (as amended, modified and/or restated from time to time, the “Loan Agreement”; all capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement).

WHEREAS, certain Defaults have occurred and continue to exist under the Loan Agreement, and in connection therewith, the Borrowers, the Agent and the Required Lenders entered into that certain Forbearance Agreement dated as of December 22, 2009, as amended by that certain First Amendment to Forbearance Agreement dated as of December 31, 2009 and that certain Second Amendment to Forbearance Agreement dated as of March 8, 2010 (collectively, the “Forbearance Agreement”), pursuant to which the Agent and the Lenders have agreed, subject to the terms and conditions thereof, to forbear from exercising certain rights and remedies arising as a result of the occurrence of the Specified Defaults (as defined in the Forbearance Agreement); and

WHEREAS, the Forbearance Period (as defined in the Forbearance Agreement) has expired, and consequently, the Agent and the Lenders have no further obligation to forbear from exercising rights and remedies on account of the existing Defaults under the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Existing Definitions.  All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Forbearance Agreement.

2.           Continued Existence of Specified Defaults. The Borrowers acknowledge and agree that (i) the Specified Defaults have occurred continue to exist as of the date hereof, and (ii) except as expressly contemplated by the Forbearance Agreement, the Agent and the Lenders have not waived any rights or remedies, and may, if they so elect, exercise their respective rights and remedies in respect of the Specified Defaults.

3.             Amendments.

(a)           Section 1(b) of the Forbearance Agreement is hereby amended by deleting clause (5) in such section in its entirety and substituting therefor the following:

“(5) 12:01 A.M. (New York time) on April 12, 2010.”

(b)           Section 2 of the Forbearance Agreement is hereby amended by deleting clause (k) in its entirety and substituting therefor the following:

“(k)          The Borrowers agree that during the Forbearance Period the minimum Cash Balance required pursuant to Item 19(d) of the Addendum to the Loan Agreement shall be $1,500,000 at all times.  For the avoidance of doubt, upon termination of the Forbearance Period the minimum Cash Balance required pursuant to Item 19(d) of the Addendum to the Loan Agreement shall remain at $1,500,000 at all times.”

4.            Conditions Precedent.

This Amendment shall become effective on the date (the “Effective Date”) upon which the following conditions have been satisfied in full or waived by the Agent in writing:

(a)           The Agent shall have received an executed counterpart of this Amendment  duly executed by the Borrowers, the Agent and each of the Required Lenders;

(b)           All representations and warranties contained in this Amendment  or otherwise made in writing to the Agent in connection herewith shall be true and correct;

(c)           As of the date all other conditions in this Section 3 are satisfied, no Default (other than the Specified Defaults) shall have occurred and be continuing;

(d)           The Borrowers shall have obtained all necessary equity holder and board approvals and consents;

(e)           All legal matters in connection with this Amendment  shall be satisfactory to the Agent; and

(f)           Borrowers shall have paid in full the Default Interest Payment Amount.

5.           Representations and Warranties.  After giving effect to this Amendment, each of the Borrowers, jointly and severally, reaffirm and restate the representations and warranties set forth in Section 4 of the Loan Agreement and in the other Loan Documents (except to the extent such representations and warranties (i) expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (ii) are untrue as a result of the occurrence or continuance of any of the Specified Defaults) and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date.  Each of the Borrowers represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

(b)           It has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

(c)           No consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

(d)           This Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

(e)           The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Borrower.

6.           Acknowledgment of Liens.  Each of the Borrowers hereby ratifies and confirms the grant of the security interest in and the Liens on its Collateral contained in the Loan Documents to which it is a party which were granted pursuant to the Loan Documents or otherwise.

7.           Ratification; Waiver of Defenses; and Release.

(a)                 Except as herein agreed, the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrowers.  Each of the Borrowers hereby (i) confirms and agrees that the Borrowers are truly and justly indebted to the Agent and the Lenders in respect of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Loan Agreement and the other Loan Documents.

(b)           Each of the Borrowers, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Lender and all of the affiliates of the Agent and each Lender, and all of the directors, officers, employees, attorneys, agents, successors and assigns of the Agent, each Lender and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to any of the Loan Documents or any documents, agreements, dealings or other matters connected with any of the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof.  The waivers, releases, and discharges in this Section 6 shall be effective on the Effective Date regardless of whether any post-Effective Date conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

(c)           This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Loan Agreement, the other Loan Documents or any of the instruments or agreements referred to therein or a waiver of any Default (including, without limitation, the Specified Defaults), whether or not known to the Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Agent or any of the Lenders may now have or have in the future under or in connection with the Loan Agreement, the other Loan Documents or any of the instruments or agreements referred to therein.  Subject to the forbearance in respect of the Specified Defaults set forth in Section 1(b) above, the Loan Agreement, the other Loan Documents and each of the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed.

(d)           Parent and Borrowers expressly acknowledge the occurrence and continued existence of the Specified Defaults.  Parent and Borrowers agree that Agent and Lenders have no obligation (i) to grant the forbearance contemplated by this Amendment, (ii) to enter into discussions with Parent and Borrowers with regard to waiving the Specified Defaults and/or modifying the financial covenants set forth in the Loan Agreement, or (iii) to enter into any amendment or modification of the terms and provisions of the Loan Agreement or the other Loan Documents, and any of the same shall be within the sole discretion of the Agent and the Lenders.  Parent and Borrowers expressly acknowledge and agree, as a condition of Agent and Lenders entering into this Amendment, that they shall not raise any claim, cause of action or defense based upon any allegations of failure of Agent and Lenders to do or agree to do any of the foregoing, or failure of Agent or Lenders to negotiate in good faith to accomplish any of the same.

8.           References.  All references to the “Loan Agreement”, “thereunder”, “thereof” or words of like import in the Loan Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Loan Agreement and as each may in the future be amended, restated, supplemented or modified from time to time.

9.           Counterparts.  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.           Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.           Severability.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

12.           Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

13.           Miscellaneous.  The parties hereto shall, at any time from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

14.           Headings.  Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

CENTREPATH, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC

By:
Name:
Title:

NEXVU TECHNOLOGIES, LLC

By:
Name:
Title:

CAPITAL GROWTH ACQUISITION, INC.

By:
Name:
Title:

FNS 2007, INC.

By:
Name:
Title:

GLOBAL CAPACITY DIRECT, LLC f/k/a VANCO DIRECT USA, LLC

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED

By:
Name:
Title:

AGENT and REQUIRED LENDER:
ACF CGS, L.L.C.

By:
Name:
Title: